UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 9, 2014
TORON, INC.
(Exact name of registrant as specified in its charter)
Nevada	333-165539	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 de La Gauchetiere Street West – 24th Floor, Montreal, Quebec, Canada		H3B 4W5
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(514) 448-1508
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On June 9, 2014, Toron, Inc., (the “Company”) formally informed Madsen & Associates CPA’s, Inc. of their dismissal as the Company’s independent registered public accounting firm.

(ii)

The reports of Madsen & Associates CPA’s, Inc. on the Company’s consolidated financial statements as of and for the fiscal years ended January 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)

During the fiscal years ended January 31, 2013 and 2012, and through June 9, 2014, there have been no disagreements with Madsen & Associates CPA’s, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Madsen & Associates CPA’s, Inc. would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)

The Company has requested that Madsen & Associates CPA’s, Inc. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided by Madsen & Associates CPA’s, Inc. is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

(1)

On June 9, 2014 the Company engaged Sadler, Gibb & Associates, LLC as its new independent registered public accounting firm.  During the two most recent fiscal years and through June 9, 2014, the Company had not consulted with Sadler, Gibb & Associates, LLC regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)

The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that Sadler, Gibb & Associates, LLC concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits
16.1	Letter from Madsen & Associates CPA’s, Inc. to the SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 11, 2014

TORON, INC.

/s/ Ramzan Savji

Ramzan Savji

President, Chief Executive Officer,

Chief Financial Officer, Secretary, Treasurer and Director